United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-23759

Thrivent ETF Trust

(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Address of principal executive offices) (Zip code)

John D. Jackson, Secretary and Chief Legal Officer

Thrivent ETF Trust

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1. Report to Stockholders

(a)	A copy of the registrant’s report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”), as amended, is provided.

Exchange Traded Funds

March 31, 2023

Thrivent ETF Trust
Semiannual Report
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Table of Contents

Letter from the President2
Letter from the Chief Investment Officer3
Portfolio Perspectives4
Shareholder Expense Example5
Schedule of Investments6
Statement of Assets and Liabilities8
Statement of Operations9
Statement of Changes in Net Assets10
Notes to Financial Statements11
Financial Highlights18
Additional Information20

Dear Shareholder,
Welcome to the first shareholder report for the Thrivent Small-Mid Cap ESG ETF! The exchange-traded fund (ETF), which launched on October 5, 2022, brings together some exciting firsts for Thrivent while taking advantage of our investment capabilities in the small- and mid-cap (SMID) space that we’ve built over decades. We greatly appreciate your investment in the Fund and hope that it helps you achieve your long-term investment goals.
I’d like to start by highlighting a few of the ways the Fund leverages Thrivent’s deep investment expertise in managing small- and mid-cap funds. The Fund’s portfolio managers are Matt Finn, Chad Miller, and Simon Bizien. Matt has been with Thrivent since 2004 and currently serves as our Head of Equities and as a portfolio manager of Thrivent Small Cap Stock Fund. Chad has been with Thrivent since 2013 and has earned the CFA certification in ESG investing. He previously worked on the team that manages Thrivent Mid Cap Stock Fund. Matt and Chad hope to build on the success they have enjoyed with these other funds in the SMID space. Simon recently joined the portfolio management team and plans to utilize the strong experience he gained at a large asset management firm to contribute to the management of the Fund.
Matt, Chad and Simon work with the same team of investment analysts that support Thrivent’s other SMID funds. This team is dedicated to fundamental investment research and has an average tenure of 19 years. Together, the portfolio managers and analysts utilize many of the processes for the Fund that they have utilized for Thrivent’s other SMID products.
Now, for the firsts. The Fund is Thrivent’s first ETF. While ETFs have been offered for about 30 years and have experienced tremendous growth in popularity, until recently they were heavily focused on passively managed, index-based strategies. At Thrivent, we believe that – when done correctly – active investment management can produce favorable long-term results for investors. So, we waited to launch our first ETF until we thought we could effectively utilize our active management capabilities within an ETF. Developments in the industry over the past several years enabled us to do so.
The Fund is also Thrivent’s first actively-managed Environmental, Social, and Governance (ESG) fund. With all the recent publicity surrounding ESG investing, I’d like to briefly summarize the Fund’s approach to ESG investing – what it is, what it isn’t, and what the Fund aims to provide to its shareholders.
The Fund focuses on companies that have sustainable long-term business models for the benefit of all primary stakeholders of the companies, while driving financial success and risk management. As part of its analysis, the Fund does not utilize negative screens to automatically exclude companies from a specific industry. Rather, the Fund seeks to invest in small- to mid-sized companies that have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position. We believe that this approach to ESG investing can produce competitive long-term investment results for the Fund’s shareholders.
We think that bringing the old together with the new in this Fund presents a compelling investment option for shareholders interested in having SMID ESG exposure in their portfolios. If you ever have questions about how the Fund fits into your overall investment portfolio, you may find it helpful to consult with your financial professional to discuss how the Fund may help you achieve your long-term investment goals.
Thank you for your investment in the Fund and your trust in Thrivent and our investment team of more than 125 experienced investment professionals.
With gratitude,

Michael Kremenak
President
Thrivent ETF Trust
This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
• These additional risks may be even greater in bad or uncertain market conditions.
• The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Principal Risks section of the prospectus.
Investing involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses and summary prospectuses are available at thriventETFs.com or by calling 800-847-4836.

Dear Shareholder:
After a significant decline in 2022, stocks regained their footing in the first quarter of 2023, despite the monetary tightening policies of the Federal Reserve (Fed). The S&P 500, a market-cap-weighted index that represents the average performance of a group of 500 large capitalization stocks, posted a total return of 7.50% in the first quarter (including dividends), with technology-related stocks leading the way.
The tech-heavy Nasdaq Index surged 16.77% in the first quarter, rebounding from a 33.10% decline in 2022. (The Nasdaq—National Association of Securities Dealers Automated Quotations—is is an electronic stock exchange with more than 3,300 company listings.)
International stocks also fared well during the first quarter for the second quarter in a row. The MSCI EAFE Index, which tracks developed-economy stocks in Europe, Asia, and Australia, was up 7.65% in the first quarter after jumping 17.00% in the fourth quarter of 2022.
But the Fed’s rate hike policy to fight inflation led to some turbulence in the banking industry. A few regional banks faced heavy losses in their fixed income holdings and were forced to seek rescue financing or closure. The first to be shut down was Silicon Valley Bank in California, which ceased operations on March 10, followed by Signature Bank in New York two days later. The largest bank to fall was Credit Suisse, Switzerland’s second largest lender, which was acquired by UBS Group March 19 after facing billions of dollars in losses.
The banking crisis was caused by realized and unrealized losses on fixed income holdings at the troubled banks created by the rapid increase in interest rates by the Fed, along with what appears to be poor risk management by the banks. As interest rates rose, the banks’ existing lower-interest bonds and mortgage-backed security holdings continued to decline in market value.
Despite the banking issues, the Fed still raised rates an additional 0.25% in March, bringing the total increase to 5.0% it began raising rates in early 2022.
Economic Review
The Fed’s efforts have managed to slow inflation in some areas—energy prices have dropped, corporate earnings growth has slipped, and manufacturing activity has declined—but consumers continue to face rising prices in some areas.
The Consumer Price Index (CPI), a common gauge of inflation, rose just 0.1% in March after increasing 0.4% in February, according to the Bureau of Labor Statistics. Over the last 12 months, the CPI increased 5.0%, the lowest 12-month increase since the period ending May 2021. While energy costs declined 3.5% in March, the cost for shelter increased 0.6% for the month and 8.2% year-over-year. Although the Fed’s rate hikes are intended to dampen spiraling costs, they have also pushed up mortgage rates, driving up the cost of housing for consumers.
On the bright side, rising food costs have finally cooled. The food at home index fell 0.3% in March, the first decline since September 2020. But consumers have continued to see rising prices when they dine out. The cost of food away from home was up 0.6% in March and 8.8% year-over-year.
Employment has remained strong with job growth reaching 27 consecutive months in March, according to the Department of Labor. With more than 10 million job openings in the U.S., employment may continue to tick up in future months.
Oil prices dropped slightly in the first quarter, as demand declined due to the slowing global economy. However, gasoline prices at the pump climbed 10.30% in the first quarter, from $3.20 per gallon to $3.53.
Market Review
The two leading sectors of the S&P 500 in the first quarter were Information Technology, up 21.82% for the quarter, and Communications Services, up 20.50%. Other leading sectors included Consumer Discretionary, up 16.13%, and Materials, up 4.29%. Rocked by the banking crisis, the Financials sector was down 9.55% in March and 5.56% in the first quarter.
After rising to nearly 4.0% in February in response to Fed rate hikes, the yield on 10-year U.S. Treasuries dropped back down to 3.49% to close the first quarter. The drop in bond yields has been attributed to expectations that the Fed is nearing the end of its rate hike policy. As interest rates sank, the Bloomberg Aggregate Bond Index, which tracks the performance of U.S. investment-grade bonds, was up 2.96% in the first quarter, including a 2.08% gain in March.
Our Outlook
With expectations for a challenging macroeconomic environment, credit risk is elevated and will impact corporate and high yield bond returns over the balance of the year. Higher risk areas of the fixed income markets now trade at yields that are substantially higher than the rest of the bond market, a reflection of increasing economic risk.
Recent yields of 8% to 12% in the higher risk areas of the fixed income market rival or exceed expected equity market returns. Therefore, in the current uncertain environment, investing in this area should be viewed as an alternative not to higher quality fixed income investments, but to investments in the equity market, given the higher risk of widening spreads and higher default rate.
In the equity market, a defensive stance remains warranted with a tactical tilt to cash and shorter maturity, higher quality fixed income investments relative to equity exposure. In the near term, we believe quality large cap growth stocks may continue to outperform other equity market sectors. Longer term, however, valuation for small-, mid-cap, and value equities are historically attractive, and investors may wish to maintain exposure to these sectors in anticipation of a cyclical recovery.
As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
Sincerely,

David S. Royal
Chief Investment Officer
Thrivent ETF Trust

Thrivent Small-Mid Cap ESG ETF
Matthew D. Finn, CFA, Charles R. Miller, CFA, and Simon A. Bizien, CFA, Portfolio Co-Managers*
The Fund seeks long-term capital growth.
Investment in Thrivent Small-Mid Cap ESG ETF involves risks including proxy portfolio, premium/discount, equity security, authorized participant concentration, ESG investment selection, growth investing, investment adviser, issuer, market, market trading, mid cap, new and smaller sized fund, small cap, tracking error, trading halt, value investing, conflicts of interest, cybersecurity, ETF, large shareholder, regulatory, and tax risks.  A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective March 31, 2023, Simon A. Bizien, CFA has been named as portfolio manager for the Fund.

Portfolio Composition
(% of Portfolio)
Common Stock	98.4%
U.S. Treasury Obligations	1.6%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	21.5%
Financials	14.4%
Information Technology	13.7%
Consumer Discretionary	13.1%
Real Estate	8.4%
Materials	8.3%
Health Care	8.0%
Consumer Staples	4.3%
Utilities	2.7%
Energy	2.3%
Communication Services	1.6%

Top 10 Holdings
(% of Net Assets)
Timken Co.	2.6%
Lamb Weston Holdings, Inc.	2.5%
Quanta Services, Inc.	2.5%
Arch Capital Group, Ltd.	2.4%
Littelfuse, Inc.	2.3%
R1 RCM, Inc.	2.3%
Fair Isaac Corp.	2.2%
Wyndham Hotels & Resorts, Inc.	2.2%
Burlington Stores, Inc.	2.2%
Skyline Champion Corp.	2.2%

These securities represent 23.4% of the total net assets of the fund.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Shareholder Expense Example

(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 05, 2022 through March 31, 2023.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22 – 3/31/23*	Annualized Expense Ratio
Thrivent Small-Mid Cap ESG ETF
Actual	$1,000.00	$1,076.50	$3.29**	0.65%
Hypothetical***	$1,000.00	$1,021.70	$3.28	0.65%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 to reflect the inception date short period.
***	Assuming 5% annualized total return before expenses.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of March 31, 2023(unaudited)

Shares	Common Stock (98.3%)	Value
Communication Services (1.6%)
25,029	Ziff Davis, Inc.[a]	$1,953,513
	Total	1,953,513
Consumer Discretionary (13.1%)
21,228	Aptiv plc[a]	2,381,569
13,337	Burlington Stores, Inc.[a]	2,695,408
4,230	Domino's Pizza, Inc.	1,395,350
35,311	Skyline Champion Corp.[a]	2,656,447
10,804	Tractor Supply Co.	2,539,372
7,437	Vail Resorts, Inc.	1,737,878
40,245	Wyndham Hotels & Resorts, Inc.	2,730,623
	Total	16,136,647
Consumer Staples (4.3%)
39,545	Darling Ingredients, Inc.[a]	2,309,428
29,073	Lamb Weston Holdings, Inc.	3,038,710
	Total	5,348,138
Energy (2.3%)
98,879	NOV, Inc.	1,830,250
71,601	TechnipFMC plc[a]	977,354
	Total	2,807,604
Financials (14.4%)
7,302	Ameriprise Financial, Inc.	2,238,063
43,755	Arch Capital Group, Ltd.[a]	2,969,652
26,751	Banner Corp.	1,454,452
73,015	Berkshire Hills Bancorp, Inc.	1,829,756
77,546	Cadence Bank	1,609,855
43,244	Enterprise Financial Services Corp.	1,928,250
6,290	Kinsale Capital Group, Inc.	1,887,943
22,760	Raymond James Financial, Inc.	2,122,825
28,376	Triumph Financial, Inc.[a]	1,647,511
	Total	17,688,307
Health Care (8.0%)
53,626	Envista Holdings Corp.[a]	2,192,231
22,871	Halozyme Therapeutics, Inc.[a]	873,443
10,306	Laboratory Corp. of America Holdings	2,364,403
51,247	Progyny, Inc.[a]	1,646,054
186,161	R1 RCM, Inc.[a]	2,792,415
	Total	9,868,546
Industrials (21.5%)
16,213	Advanced Drainage Systems, Inc.	1,365,297
21,417	ASGN, Inc.[a]	1,770,543
44,135	Barnes Group, Inc.	1,777,758
6,654	Carlisle Cos., Inc.	1,504,270
71,722	Core & Main, Inc.[a]	1,656,778
11,389	Forward Air Corp.	1,227,279
21,902	ManpowerGroup, Inc.	1,807,572
18,118	Quanta Services, Inc.	3,019,183
17,419	Regal Rexnord Corp.	2,451,376
8,646	Saia, Inc.[a]	2,352,404
38,763	Timken Co.	3,167,712
5,633	United Rentals, Inc.	2,229,316
13,353	WESCO International, Inc.	2,063,573
	Total	26,393,061
Information Technology (13.7%)
18,951	Concentrix Corp.	2,303,494
17,906	Entegris, Inc.	1,468,471
3,935	Fair Isaac Corp.[a]	2,765,085
Shares	Common Stock (98.3%)	Value
Information Technology (13.7%) – continued
8,449	Insight Enterprises, Inc.[a]	$1,207,869
21,723	Lattice Semiconductor Corp.[a]	2,074,546
10,575	Littelfuse, Inc.	2,835,052
4,413	Paycom Software, Inc.[a]	1,341,596
4,818	Tyler Technologies, Inc.[a]	1,708,656
17,565	Wolfspeed, Inc.[a]	1,140,847
	Total	16,845,616
Materials (8.3%)
37,396	Berry Global Group, Inc.	2,202,624
22,425	Eastman Chemical Co.	1,891,325
30,124	Ingevity Corp.[a]	2,154,468
20,863	Steel Dynamics, Inc.	2,358,771
57,116	Summit Materials, Inc.[a]	1,627,235
	Total	10,234,423
Real Estate (8.4%)
11,842	Alexandria Real Estate Equities, Inc.	1,487,237
13,609	Life Storage, Inc.	1,784,004
12,005	Mid-America Apartment Communities, Inc.	1,813,235
32,670	National Storage Affiliates Trust	1,364,952
34,784	Regency Centers Corp.	2,128,085
30,103	Rexford Industrial Realty, Inc.	1,795,644
	Total	10,373,157
Utilities (2.7%)
56,209	CenterPoint Energy, Inc.	1,655,917
15,383	Entergy Corp.	1,657,365
	Total	3,313,282
	Total Common Stock (Cost $117,740,992)	120,962,294

Shares or Principal Amount	Short-Term Investments (1.6%)	Value
100,000	U.S. Treasury Bills, 0.12%, 04/06/2023 [b]	99,962
1,900,000	U.S. Treasury Bills, 2.10%, 04/04/2023 [b]	1,899,757
	Total Short-Term Investments (Cost $1,999,342)	1,999,719
	Total Investments (Cost $119,740,334) 99.9%	122,962,013
	Other Assets and Liabilities, Net 0.1%	107,115
	Total Net Assets 100.0%	$123,069,128

a	Non-income producing security.
b	The interest rate shown reflects the yield.
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,639,336
Gross unrealized depreciation	(4,417,657)
Net unrealized appreciation (depreciation)	$3,221,679
Cost for federal income tax purposes	$119,740,334
The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of March 31, 2023(unaudited)
Fair Valuation Measurements
The following table is a summary of the inputs used, as of March 31, 2023, in valuing Thrivent Small-Mid Cap ESG ETF's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communication Services	1,953,513	1,953,513	—	—
Consumer Discretionary	16,136,647	16,136,647	—	—
Consumer Staples	5,348,138	5,348,138	—	—
Energy	2,807,604	2,807,604	—	—
Financials	17,688,307	17,688,307	—	—
Health Care	9,868,546	9,868,546	—	—
Industrials	26,393,061	26,393,061	—	—
Information Technology	16,845,616	16,845,616	—	—
Materials	10,234,423	10,234,423	—	—
Real Estate	10,373,157	10,373,157	—	—
Utilities	3,313,282	3,313,282	—	—
Short-Term Investments	1,999,719	—	1,999,719	—
Total Investments at Value	$122,962,013	$120,962,294	$1,999,719	$—
The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent ETF Trust
Statement of Assets and Liabilities

As of March 31, 2023 (unaudited)	Small-Mid Cap ESG ETF
Assets
Investments in unaffiliated securities at cost	$119,740,334
Investments in unaffiliated securities, at value	122,962,013
Cash	7,574
Dividends and interest receivable	117,364
Receivable for:
Investments sold	109,976
Fund shares sold	3,012,718
Total Assets	126,209,645
Liabilities
Payable for:
Investments purchased	3,078,227
Investment advisory fees	62,290
Total Liabilities	3,140,517
Net Assets
Capital stock (beneficial interest)	119,646,249
Distributable earnings/(accumulated loss)	3,422,879
Total Net Assets	$123,069,128
Shares of beneficial interest outstanding	4,424,000
Net asset value per share	$27.82
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Statement of Operations

For the six months ended March 31, 2023 (unaudited)	Small-Mid Cap ESG ETF#
Investment Income
Dividend	$474,386
Interest	10,886
Other	15
Total Investment Income	485,287
Expenses
Adviser fees	227,782
Total Expenses Before Reimbursement	227,782
Less:
Reimbursement from adviser	—
Total Net Expenses	227,782

Net Investment Income/(Loss)	257,505
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	48,705
Change in net unrealized appreciation/(depreciation) on:
Investments	3,221,679
Net Realized and Unrealized Gains/(Losses)	3,270,384

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,527,889

#	For the period from October 5, 2022 (inception) through March 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Statement of Changes in Net Assets

For the period ended March 31, 2023 (unaudited)	Small-Mid Cap ESG ETF#
Operations
Net investment income/(loss)	$257,505
Net realized gains/(losses)	48,705
Change in net unrealized appreciation/(depreciation)	3,221,679
Net Change in Net Assets Resulting From Operations	3,527,889
Distributions to Shareholders
From net investment income/net realized gains	(105,010)
Total Distributions to Shareholders	(105,010)
Capital Stock Transactions
Sold	123,326,205
Distributions reinvested	—
Redeemed	(3,679,956)
Total Capital Stock Transactions	119,646,249

Net Increase/(Decrease) in Net Assets	123,069,128
Net Assets, Beginning of Period	—
Net Assets, End of Period	$123,069,128
Capital Stock Share Transactions
Sold	4,564,000
Distributions reinvested	—
Redeemed	(140,000)
Total Capital Stock Share Transactions	4,424,000

#	For the period from October 5, 2022 (inception) through March 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
(1)
ORGANIZATION
Thrivent ETF Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 2, 2021, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940. The Trust is currently comprised of a single series, Thrivent Small-Mid Cap ESG ETF (the “Fund”), which seeks long-term capital growth. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value (if any) in one or more series as the Trust's Board of Trustees (the ‘Board) may determine from time to time.
The Fund is an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.
 Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2)
SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund's Board of Trustees (the "Board"). Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation of the Fund's securities to Thrivent Asset Management, LLC (the “Adviser”). The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Fund's investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Foreign Currency Translation — The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.
For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
GAAP requires management of the Fund (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more likely- than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include U.S. Federal, and certain state jurisdictions as well as certain foreign countries. The Fund’s federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction. The Fund has no examinations in progress, and none are expected at this time.
As of March 31, 2023, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Fund's tax liability, financial position, or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Expenses and Income — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to each series such as advisory fees, interest expense or other costs of a series’ borrowing etc. Expenses that are not directly attributable to a series such as costs related to meetings of shareholders, litigation expenses etc. are generally allocated among all appropriate series in proportion to their respective net assets, or other reasonable basis. Net investment income and realized and unrealized gains and losses are allocated directly to each series based upon the relative net asset value of outstanding shares.
Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received.
Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends are declared and distributed annually.  Net realized gains from securities transactions, if any,  are paid annually after the close of the fiscal year. In addition, the Fund may claim a portion of the payment to redeeming shareholders as a distribution for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date.
Contingent Liabilities — In the event of adversary action proceedings where the Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated. For the Period ended March 31, 2023, no contingent liabilities were reported.
Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Interfund Lending — The Fund may participate in an interfund lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Fund to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the Period ended March 31, 2023, no Fund borrowed cash through the interfund lending program.
Organization and Offering Costs – The organization and offering costs associated with the establishment and offering of the Fund generally include any legal costs associated with registering the Fund, among others. These organization and offering costs were paid by Thrivent Asset Management, LLC (the “Adviser”) and will not be subject to reimbursement by the Fund.
(3)
FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees — The Trust has entered into an investment management agreement with the Adviser pursuant to which the Adviser provides certain administrative personnel and services. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment programs and manages the operations of the Fund under the general supervision of the Board.  Under the Investment Management Agreement, the Fund pays an annual fee of 0.65% of average daily net assets for investment advisory services.  The fees are accrued daily and paid monthly.
Distribution Plan — ALPS Distributors, Inc. (ALPS) a Colorado corporation is the distributor and principal underwriter of the Fund’s Shares.  ALPS serves as the distributor of aggregations of shares of the Fund known as “Creation Units”. ALPS is not entitled to compensation from the Trust for services provided under this Agreement but may receive compensation or reimbursement of expenses from the Adviser related to its services as may be agreed upon by ALPS and the Adviser.
Other Fees —  The Trust has entered into an agreement with State Street Bank and Trust Company (State Street), to provide transfer agency and dividend payment services, custodian and administration services necessary to the Fund.  Under the Transfer Agency Agreement, State Street performs shareholder services and acts as the dividend disbursing agent.  These fees are accrued daily and paid monthly. Pursuant to administration agreement State Street  provides certain accounting and administrative

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
personnel and services to the Fund.  Under the custody agreement State Street provides custodian services for the Fund’s assets.
Each trustee who is not affiliated with the Adviser receives an annual fee from the Adviser for services as a Trustee.  In addition, the Adviser reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.  Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance by the Adviser.
(4)
TAX INFORMATION
Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and the amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of March 31, 2023, the tax basis balance has not yet been determined.
(5)
CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES
The Fund issues and redeems shares on a continuous basis at NAV in large blocks of shares called “Creation Units”. A Creation Unit consists of 10,000 shares. Creation Units are issued and redeemed in cash and or/in-kind for securities included in the relevant underlying securities basket. Investors such as market markers, large investors and institution who wish to deal in Creation Unites directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Transactions in shares for the Fund include both cash and in-kind transactions and are disclosed in detail in the Statement of Changes in Net Assets.
Transaction fees are imposed to cover the cost associated with the issuance and redemption of Creation Unites. There is fixed and variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of the Creation Units purchased or redeemed. In addition, a variable transaction equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Transaction fees received by the Fund is presented in the Capital Share Transaction section of the Statement of Changes in Net Assets.
(6)
SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities — For the period ended March 31, 2023, the Fund had net in kind contributions, net in-kind redemptions, purchases and sales of investment securities of $120,798,799, $2,413,649, $17,514,448 and $18,207,309 respectively.
(7)
SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the period ended March 31, 2023, the Fund did not engage in these types of transactions.
(8)
SUBSEQUENT EVENTS
The Adviser of the Fund has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9)
SIGNIFICANT RISKS
Investing in the Fund involves risks.  The following is an alphabetical list of significant risks in investing in the Fund.
Authorized Participant Concentration Risk - Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as authorized participants, particularly during times of market volatility.
Conflicts of Interest Risk - An investment in the Fund will be subject to a number of actual or potential conflicts of interest. The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.
The Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in Permissible Investments affiliated with the Adviser. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates. The Adviser and its affiliates have no obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results of the Fund therefore will differ from other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s other clients are proprietary or pay them higher fees or performance-based fees. Further, the activities in which the Adviser and its affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund could otherwise have to participate in certain investments.
Cybersecurity Risk - The Fund and its service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Fund’s ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Fund’s operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Fund or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. While the Fund’s service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in the Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.
Equity Security Risk - Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in one particular sector, industry, or geographic region which would make the Fund more vulnerable to adverse developments affecting such sectors, industries, or geographic regions. Equity securities are generally more volatile than most debt securities. The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
ESG Investment Selection Risk - Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen for ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices.
ETF Risk - An investment in an ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value and investors may fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Growth Investing Risk - Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may lack dividends that could help cushion prices in a declining market. Growth style investing may be out of favor with investors from time to time and growth stocks may underperform the securities of other companies or the stock market in general.
Health Crisis Risk - The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic cannot accurately be predicted and may negatively impact the value of the Fund's investments.
Investment Adviser Risk - The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk - Issuer risk is the possibility that factors specific to a company to which the Fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that the Fund invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.
Large Shareholder Risk - From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or affiliated funds) may make relatively large redemptions or purchases of shares. These transactions may cause the Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Market Risk - Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector.
Price declines may occur in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. In addition, domestic or global events, including the spread of an infectious illness, public health threats, war, terrorism, natural disasters or similar events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economies, which in turn could adversely affect the Fund's investments. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price.
Market Trading Risk - Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell Fund shares. Trading of shares of the Fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the Fund’s shares are delisted, the Fund may seek to list its shares on another market, become a fully-transparent ETF, merge with another ETF, or redeem its shares at NAV.
Mid Cap Risk - Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
New and Smaller Sized Fund Risk - Funds, like the Fund, that are relatively new or relatively small are subject to additional risks. A fund that is relatively new has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund that is relatively small may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. In addition, a fund that is relatively small may not be successful in implementing its investment strategies after the Fund’s assets grow beyond a certain size, which could adversely affect the Fund’s performance. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Premium/Discount Risk - Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
Proxy Portfolio Risk - Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. Thrivent Asset Mgt. has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on a Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.
Each day the Fund calculates the Proxy Overlap and the Tracking Error. If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
The Board monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.
Regulatory Risk - Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Small Cap Risk - Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The Fund may have difficulty selling holdings of these companies at a desired time and price. Smaller companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns. It may be a substantial period of time before the Fund could realize a gain, if any, on an investment in a small cap company.
Tax Risk - Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund.
Tracking Error Risk - Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
Trading Halt Risk - If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or

Thrivent ETF Trust

Notes to Financial Statements
March 31, 2023
(unaudited)
otherwise does not have readily available market quotations and remains in the Actual Portfolio.
Value Investing Risk - Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor. Value style investing may be out of favor with investors from time to time and value stocks may underperform the securities of other companies or the stock market in general.

Thrivent ETF Trust
Financial Highlights

	Per Share Outstanding Throughout Each Period *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments (a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
Small-Mid Cap ESG ETF#
Period Ended 3/31/2023 (unaudited)	$25.00	$0.10	$2.72	$2.82	$0.00	$0.00

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
#	For the period from October 5, 2022 (inception) through March 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Financial Highlights

		Ratios/Supplemental Data
				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses **
Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$0.00	$27.82	7.65	$123.1	0.65%	0.74%	0.65%	0.74%	22%
The accompanying Notes to Financial Statements are an integral part of this statement.

Additional Information

(unaudited)
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by clicking on the tab for the Fund and navigating to "Related Documents" under Fund Details - Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
The Trust files its Schedule of Investments on Form N-PORT with the SEC. Part F of the Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments. The Trust’s most recent Schedule of Investments can be found at thriventETFs.com or SEC.gov. You also may review and copy the Form N-PORT-EX for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.
Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the “Liquidity Program”) designed to assess and manage the Fund’s liquidity risk (defined by the U.S. Securities and Exchange Commission as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining investors’ interests in the Fund). The Board, including a majority of the independent Trustees, designated Thrivent Asset Management, LLC (“TAM”), the Fund’s investment adviser, as the liquidity risk management program administrator (the “Program Administrator”). The Program Administrator has delegated oversight of the Liquidity Program to the Liquidity Risk Management Committee (the “LRM Committee”). The LRM Committee is comprised of representatives of TAM.
The Liquidity Program with respect to the Fund is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of each Fund’s liquidity risk based on a variety of factors, including factors applicable for an exchange-traded fund (“ETF”); (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories based on the number of days in which the Fund reasonably expects the investment to be convertible to cash (or sold or disposed of, in the case of less liquid or illiquid investments) under current market conditions without significantly changing the market value of the investment and taking into account the affect of trading varying portions of the investment in sizes that the Fund would reasonably anticipate trading; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for any Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments; and (5) periodic reporting to the Board.
Among other things, Rule 22e-4 requires that a written report (the “Report”) be provided to the Board on an annual basis that addresses the operation of the Liquidity Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Liquidity Program.  At a meeting of the Board on February 21-22, 2023, the LRM Committee, on behalf of the Program Administrator, provided the Report to the Board for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report summarized the operation of the Liquidity Program and the information and factors considered by the LRM Committee in assessing whether the Liquidity Program has been adequately and effectively implemented for each Fund. The Report discussed, among other things: (1) the framework used to assess, manage, and periodically review each Fund’s liquidity risk during normal and stressed periods and the results of the annual assessment; (2) the methodologies used to classify investments into one of four liquidity categories, including a review of LRM Committee-approved overrides of vendor classifications; (3) whether any Fund invested more than 15% of its assets in “illiquid investments” (as defined under Rule 22e-4); and (4) the LRM Committee’s oversight of vendors used by the Liquidity Program, including assessment of the vendors’ classification methodologies used in determining preliminary liquidity classifications. The Liquidity Program was updated during the Reporting Period to include liquidity assessments applicable to an ETF. There were no other material changes to the Liquidity Program during the Reporting Period. The Report also noted that no Fund was required to determine a minimum percentage of its net assets that must be invested in highly liquid investments (an “HLIM” under the Liquidity Program). The Report concluded that the Liquidity Program operated effectively during the Reporting Period and that the LRM Committee had no recommended material changes based on its annual assessment of the Liquidity Program.
There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks to which it may be subject.
BOARD APPROVAL OF ADVISORY AGREEMENT
The Investment Company Act of 1940 (the “Investment Company Act”) requires that the Advisory Agreement for the Thrivent Small-Mid Cap ESG ETF (the “Fund”), a series of the Thrivent ETF Trust (the “Trust”), be approved by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”).

Additional Information

(unaudited)
At its meeting on February 23, 2022, the Board voted unanimously to approve the Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) with respect to the Fund. In connection with its evaluation of the agreement with the Adviser, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the purpose of the Trust and the objective of the Fund, as well as the following:
1. The nature, extent, and quality of the services to be provided by the Adviser;
2. The Adviser’s performance history and how that might translate to the performance of the Fund;
3. The fees and other expenses charged to the Fund;
4. The cost of services provided and profit realized by the Adviser;
5. Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and
6. Any other factors that the Board deemed relevant to its consideration.
In connection with the approval of the Advisory Agreement, the Board (consisting of all of the Independent Trustees) met on November 8, 2021 and February 23, 2022 to consider information relevant to the Trustees’ consideration.
The Independent Trustees were represented by independent counsel throughout the process and during executive sessions without management present to consider whether to approve the Advisory Agreement. The Independent Trustees relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At the meetings, management presented information describing the services to be furnished to the Fund by the Adviser. The Board received information at the meetings from the marketing and investment leadership team regarding management’s rationale for the proposed Fund. The Board received information about the characteristics of the proposed Fund, including its investment objective, investment philosophy and process, proposed benchmark, and expected Morningstar category. The Board received information about the qualifications and experience of the proposed managers. The Adviser discussed with the Board the differences between a mutual fund and an exchange-traded fund. The Adviser discussed with the Board the capabilities of the New York Stock Exchange and the reasons for the Adviser’s recommendation that the Fund be listed on that exchange.
These presentations gave the Board the opportunity to evaluate the Adviser’s, including portfolio managers,’ abilities and the quality of services they would provide to the Fund. The Independent Trustees also met, including in executive session, with and received periodic reports regarding other Thrivent funds from the Trust’s Chief Compliance Officer, the Trust’s independent accounting firm, and representatives from the internal audit department of the Adviser (Business Risk Management) that served to inform the Board about the types of compliance services and programs that would be applied to the Fund. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee and the Chairs of other Committees communicated with Adviser representatives between quarterly meetings.
The Board considered the adequacy of the Adviser’s resources to be used in providing services to the Fund. The Adviser reviewed its process for overseeing its portfolio management teams for all Thrivent funds. The Adviser discussed additional resources that would be added to support the Fund. In addition, the Adviser noted that its investments in technology and personnel have benefitted other Thrivent funds and discussed continued investments in these resources, which, in particular, would benefit the Fund. The Board viewed these actions as a positive factor in approving the Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Fund with quality service.
The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser supported approval of the Advisory Agreement.
Investment Performance
Because the Fund had not yet commenced operation, the Board could not consider the performance of the Fund. The Board considered the Adviser’s record in managing small-cap and mid-cap equities for other funds and noted that it would have opportunity to review performance information for the Fund in connection with future quarterly performance reports and annual reviews of the Advisory Agreement.
Fees and Fund Expenses

Additional Information

(unaudited)
The Board considered the Fund’s proposed unitary fee structure, similar to other funds in its peer group, and noted that the Adviser would pay all of the expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses. The Board considered the fees and expenses to be charged to the Fund and determined that they were reasonable.
Cost of Services, Profitability and Economies of Scale
Because the Fund had not commenced operation, it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grows. The Board noted that it would have opportunity to review profitability information and economies of scale in connection with future annual reviews of the Advisory Agreement.
Other Benefits to the Adviser and its Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Trust. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other fund advisers.
Based on the factors discussed above, the Investment Committee unanimously recommended approval of the Advisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory Agreement for an initial two-year period.

4321 N. Ballard Rd.
Appleton, WI 54919-0001
A better way to deliver documents
Thrivent ETF Trust annual and semiannual shareholder reports are made available on thriventETFs.com/prospectus, and we will notify you by mail each time a report is posted. See the front cover for details on how to manage your delivery preferences.
•  If you purchased shares through Thrivent:
If you wish to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, you may write to us at 4321 North Ballard Road, Appleton, WI 54919-0001. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request.
•  If you purchased shares from a firm other than Thrivent:
If you wish to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, contact your financial professional.
ALPS Distributors, Inc., member FINRA, is the distributor for Thrivent ETFs. Thrivent Distributors, LLC is the marketing agent and asset management services are provided by Thrivent Asset Management, LLC, an SEC-registered investment adviser. Thrivent Distributors, LLC and Thrivent Asset Management, LLC are subsidiaries of Thrivent, the marketing name for Thrivent Financial for Lutherans. ALPS Distributors, Inc. is not affiliated with Thrivent or any of its subsidiaries.

(b)	A form of the notice transmitted to shareholders in reliance on Rule 30e-3 under the Act is provided.

ID:	12345 12345 12345 12345

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website listed or by scanning the QR Code below:

thriventETFs.com/prospectus

Thrivent Small-Mid Cap ESG ETF

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

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Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)

Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2023	Thrivent ETF Trust

	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 23, 2023	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President
(principal executive officer)

Date: May 23, 2023	By:	/s/ Sarah L. Bergstrom
Sarah L. Bergstrom
Treasurer and Principal Accounting Officer
(principal financial officer)